Dear Fellow Shareholders,

     On behalf of everyone at StockCar Stocks, I'd like to say thank you for your confidence and investment in StockCar Stocks Index Fund. We are proud to announce the results of the Fund's first six months of operations. Launched October 1, 1998 at $15.00 per share, the Fund has performed well, with its NAV (Net Asset Value) rising to $18.60 per share (as of 3/31/99); an increase of 24.0% for this six month period.

     We felt it would be beneficial to briefly review the philosophy that guides the management of the Fund. StockCar Stock Index Fund only invests in the companies that sponsor or derive revenues from NASCAR(R) Winston Cup Series racing, as determined by the StockCar Stocks IndexSM. Such companies include: primary car sponsors, lead race sponsors, track owners, merchandisers, major product sponsors, and major television broadcasters. Initially comprised of 52 companies, the Fund is now even more diversified with 58 companies in its portfolio.

     Its growing popularity, its 40 million loyal fans, and as a growing $2 billion a year industry, NASCAR has caught the eye of many Fortune 500 companies. In fact, 37 of the 58 companies in the Fund are also members of the S&P 500 Index, and 12 of the companies are members of the 30-stock Dow Jones Industrial Average. Based on a recent Fortune magazine cover story entitled "Speed Sells," it appears NASCAR sponsors are very happy with their investment in the sport. Many sponsors, including Lowe's, McDonald's, Anheuser Busch, Ford, BellSouth and General Motors all have performed well for the Fund since October 1st of 1998.

     The business of NASCAR Winston Cup racing has definitely been in the headlines over the last six months. Speedway Motorsports, parent company of Charlotte Motor Speedway, Bristol, Texas and others, announced the purchase of Las Vegas Motor Speedway. The company also announced it had sold naming rights of Charlotte Motor Speedway to Lowe's Home Improvement Company for $35 million over a 10-year period. They also plan on expanding seating in Charlotte to over 255,000 by the year 2007.

     International Speedway Corporation, owner of Daytona, Talladega and others, announced plans to build speedways in Chicago, Kansas City and in New York City. The New York City project is a joint venture with Donald Trump.

     In addition to record attendance at this year's races, television broadcast viewership is on average 10% higher than last season. Companies in the Fund that broadcast races include Walt Disney (owns ABC and ESPN), CBS (also owns TNN), General Electric (owns NBC) and Time Warner (owns TBS).

     NASCAR also announced plans to negotiate a combined TV contract on behalf of the speedways beginning in 2002. The current TV package is valued at $100 million annually, and analysts expect the new TV package to top $300 million, with 65% of these dollars going back to the track owners.

     NASCAR-related merchandise, such as die-cast cars, t-shirts and other memorabilia, is now a $1 billion a year industry. Action Performance and Racing Champions are Fund holdings that represent many of the top drivers including Dale Earnhardt, Jeff Gordon and Bill Elliott. In addition to trackside sales, these companies recently had successful launches of on-line e-commerce sites to sell their merchandise.

     There have been a number of acquisitions in the portfolio since the Fund's inception. First Brands, parent company of STP and sponsor of the Petty Enterprises #43 Pontiac, was purchased by Clorox Company. Exxon also announced plans to acquire Mobil Oil, sponsor of the #12 Jeremy Mayfield Ford. Recent new additions to the portfolio include Home Depot, sponsor of the #20 Tony Stewart Pontiac, and Sara Lee Corp., new sponsor of the #30 Derrick Cope Pontiac.

     As NASCAR continues to monopolize the headlines, StockCar Stocks has received its own share of publicity during the last six months. Articles were found in Mutual Funds magazine (8/98), BusinessWeek (9/98, 11/98), Stock Car Racing magazine (4/99), Pensions & Investments (11/98), USA Today (11/98), Your Money magazine (9/98), and in a number of newspapers across the country. Kim Torrence (Secretary of the Fund) and I were honored to be speakers at the 1999 NASCAR media tour hosted by Lowe's Motor Speedway in January.

     We hope that you will view your holding of Fund shares as a long-term investment. The companies held by the Fund and, indeed, NASCAR itself, have all grown and prospered by taking a long-term approach to their respective businesses. Each has experienced both good times and bad. We mention this because financial markets have been very volatile since the Fund's beginnings, with some stock prices climbing in spectacular fashion and others lagging. Some short-term volatility is normal with stocks, but investors who have taken a longer-term perspective have typically earned higher returns from stocks than from bonds, money-market funds, or bank accounts.

     Our offices are located in Mooresville, NC in the NASCAR business park where many of the teams are headquartered including: Penske South, Rousch Racing (#6, #99 and #97 cars), Rudd Performance Motorsports, Bahari Motorsports, just to name a few. We are at the corner of Gasoline Alley and Raceway Drive, and we invite you to please stop by if you are in the area.

     We are grateful for the confidence you have shown by your investment in StockCar Stocks Index Fund, and believe that the long-term success of NASCAR's Winston Cup series and of those companies which support it will be reflected in the Fund's results. We are happy to have you as investors in the Fund and hope that you will use either our website address, www.stockcarstocks.com, or call us at 1-800-494-2755 with your questions or comments.

Sincerely,

/s/ John P. Allen, II

John P. Allen, II
President
StockCar Stocks Mutual Fund, Inc.

STOCKCAR STOCKS INDEX FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)                               MARCH 31, 1999
--------------------------------------------------------------------------------

                                                       SHARES          VALUE
                                                       ------          -----
COMMON STOCK -- 94.37%

AGRICULTURAL - 3.72%
     Philip Morris Co. (Miller Lite)                      465       $    16,362
     RJR Nabisco Holdings Corp. (Winston)                 900            22,500
     UST, Inc. (Skoal)                                    800            20,900
                                                                    -----------
                                                                         59,762
                                                                    -----------
AUTOMOBILE MANUFACTURERS - 3.76%
     Ford Motor Co.                                       450            25,537
     General Motors Corp.                                 400            34,750
                                                                    -----------
                                                                         60,287
                                                                    -----------
AUTOMOBILE PARTS & EQUIPMENT - 3.97%
     Exide Corp.                                        1,725            19,191
     Federal Mogul Corp.                                  500            21,500
     Genuine Parts Co. (NAPA)                             800            23,050
                                                                    -----------
                                                                         63,741
                                                                    -----------
BROADCASTING - 5.28%
     CBS Corp.*                                           875            35,820
     Comcast Corp. (Primestar)                             85             5,350
     Cox Communications, Inc.* (Primestar)                 65             4,916
     Media One Group, Inc.* (Primestar)                   135             8,572
     TCI Satellite Entertainment,
        Inc. Cl A* (Primestar)                          2,600             1,706
     Time Warner, Inc. (TBS, Cartoon Network)             400            28,425
                                                                    -----------
                                                                         84,789
                                                                    -----------
CHEMICALS - 1.90%
     DuPont de Nemours & Co.                              525            30,483
                                                                    -----------
DIVERSIFIED CONGLOMERATES - 1.90%
     General Electric Co. (NBC)                           275            30,422
                                                                    -----------
ELECTRONIC EQUIPMENT - 2.13%
     Koninklijke Philips Electronics ADR                  415            34,212
                                                                    -----------

ENTERTAINMENT & LEISURE - 15.81%
     Action Performance*                                  750            22,594
     Dover Downs Entertainment, Inc.                    2,300            35,650
     International Speedway Corp. Cl A                    650            34,287
     Mattel Inc.                                        1,250            31,094
     Penske Motorsports*                                1,075            37,894
     Racing Champions Corp.*                            2,150            23,650
     Speedway Motorsports, Inc.*                        1,000            41,250
     The Walt Disney Co. (ESPN, ABC)                      880            27,390
                                                                    -----------
                                                                        253,809
                                                                    -----------
FINANCIAL SERVICES - 5.63%
     Amex S&P Depository                                  300            38,550
     MBNA Corp.                                         1,075            25,666
     Paychex, Inc.                                        550            26,091
                                                                    -----------
                                                                         90,307
                                                                    -----------
FOOD & BEVERAGE - 13.13%
     Adolph Coors Co.                                     475            25,650
     Anheuser- Busch Companies, Inc.                      390            29,713
     Coca-Cola Co.                                        400            24,550
     General Mills, Inc. (Cheerios)                       350            26,447
     Kellogg Co.                                          750            25,359
     PepsiCo, Inc.                                        650            25,472
     Quaker Oats Co. (Gatorade)                           450            28,153
     Sara Lee Corp. (Bryan Foods, Jimmy Dean)           1,025            25,369
                                                                    -----------
                                                                        210,713
                                                                    -----------
MACHINERY, GENERAL INDUSTRIAL - 3.60%
     Caterpillar, Inc.                                    585            26,873
     Deere & Co.                                          800            30,900
                                                                    -----------
                                                                         57,773
                                                                    -----------
OIL & GAS - 8.00%
     Ashland, Inc. (Valvoline)                            540            22,106
     Mobil Corp.                                          305            26,840
     Pennzoil - Quaker State Co.                        1,925            23,822
     Texaco Inc.                                          500            28,375
     Tosco Corp. (Unocal 76)                            1,100            27,294
     Tosco Corp. Rights*                                  325                --
                                                                    -----------
                                                                        128,437
                                                                    -----------
PERSONAL & HOUSEHOLD PRODUCTS - 5.27%
     Block Drug Co., Inc. (Goody's Headache Powder)       650            26,650
     The Clorox Co. (STP)                                 235            27,539
     Procter & Gamble Co. (Tide)                          310            30,361
                                                                    -----------
                                                                         84,550
                                                                    -----------

PHOTOGRAPHY EQUIPMENT - 1.59%
     Eastman Kodak Co.                                    400            25,550
                                                                    -----------
RESTAURANT - RETAIL - 3.49%
     CBRL Group, Inc. (Cracker Barrel)                  1,225            22,050
     McDonald's Corp.                                     750            33,984
                                                                    -----------
                                                                         56,034
                                                                    -----------
RETAIL STORES - 7.65%
     Home Depot (The), Inc.                               475            29,569
     K-Mart Corp.                                       1,850            31,103
     Lowe's Companies, Inc.                               560            33,880
     Sears, Roebuck & Co. (Die Hard)                      625            28,242
                                                                    -----------
                                                                        122,794
                                                                    -----------
TELECOMMUNICATIONS - 4.18%
     BellSouth Corp.                                      575            23,036
     Frontier Corp.                                       850            44,094
                                                                    -----------
                                                                         67,130
                                                                    -----------
TIRE & RUBBER - 1.55%
     Goodyear Tire & Rubber                               500            24,906
                                                                    -----------
UTILITIES - 1.81%
     Peco Energy Co. (Power Team)                         625            28,906
                                                                    -----------

              TOTAL COMMON STOCK (Cost $1,398,696)                    1,514,605
                                                                    -----------

MISCELLANEOUS ASSETS - 4.41%
      Evergreen Money Market Trust (Cost $70,723)                        70,723
                                                                    -----------

TOTAL INVESTMENTS (Cost $1,469,419) - 98.78%                          1,585,328

OTHER ASSETS AND LIABILITIES, NET - 1.22%                                19,648
                                                                    -----------

NET ASSETS -- 100.00%                                               $ 1,604,976
                                                                    ===========

* Non-income producing security.
ADR - American Depository Receipt

                       See notes to financial statements.

STOCKCAR STOCKS INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)                   MARCH 31, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market (identified cost $1,469,419)             $ 1,585,328
     Cash                                                                  1,000
     Receivables:
          Dividends and interest                                           2,738
          Fund shares sold                                                72,205
                                                                     -----------
                Total assets                                           1,661,271
                                                                     -----------
LIABILITIES:
     Receivables:
         Payable for fund shares purchased                                 3,750
         Payable for investment securities purchased                      49,820
         Accrued expenses                                                  2,725
                                                                     -----------
                Total liabilities                                         56,295
                                                                     -----------

NET ASSETS                                                           $ 1,604,976
                                                                     ===========
NET ASSETS CONSIST OF:
    Paid-in capital                                                  $ 1,464,425
    Undistributed net investment income                                    2,059
    Accumulated realized gain on investments                              22,583
    Net unrealized gain on investments                                   115,909
                                                                     -----------

Net Assets, for 86,269 shares outstanding                            $ 1,604,976
                                                                     ===========

Net Asset Value, offering and redemption price per share             $     18.60
                                                                     ===========

                       See notes to financial statements.

STOCKCAR STOCKS INDEX FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED MARCH 31, 1999* (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Interest                                                          $      684
    Dividends                                                              7,405
                                                                      ----------
           Total investment income                                         8,089
                                                                      ----------
EXPENSES:
    Investment advisory fees                                               2,138
    Administration fee                                                     3,892
                                                                      ----------
           Total expenses                                                  6,030
                                                                      ----------

    Net investment income                                                  2,059
                                                                      ----------
REALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments                                      22,583
    Net change in unrealized appreciation on investments                 115,909
                                                                      ----------
                                                                         138,492
                                                                      ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $  140,551
                                                                      ==========

* StockCar Stocks Index Fund commenced operations on October 1, 1998.

                       See notes to financial statements.

STOCKCAR STOCKS INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

FOR THE PERIOD ENDED MARCH 31, 1999*
INCREASE IN NET ASSETS
Operations:
     Net investment income                                           $     2,059
     Net realized gain on investments                                     22,583
     Net change in unrealized appreciation on investments                115,909
                                                                     -----------
Net increase in net assets resulting from operations                     140,551
                                                                     -----------

Increase in net assets from Fund share transactions                    1,464,425
                                                                     -----------
Increase in net assets                                                 1,604,976

NET ASSETS:
     Beginning of period                                                       0
                                                                     -----------
     End of period                                                   $ 1,604,976
                                                                     ===========

* StockCar Stocks Index Fund commenced operations on October 1, 1998.

                       See notes to financial statements.

STOCKCAR STOCKS INDEX FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

          Per Share Data (For a Share Outstanding from October 1, 1998 through March 31, 1999)


                                                                 FOR THE PERIOD
                                                                      ENDED
                                                                 MARCH 31, 1999*
                                                                   (UNAUDITED)
                                                                   ----------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    15.00
                                                                   ----------
INVESTMENT OPERATIONS:
     Net investment income                                               0.02
     Net realized and unrealized gain on
        investments                                                      3.58
                                                                   ----------
          Total from investment operations                               3.60
                                                                   ----------

NET ASSET VALUE, END OF PERIOD                                     $    18.60
                                                                   ==========

TOTAL RETURN                                                           24.00%

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000's)                          $    1,605
     Ratio of expenses to average net assets:                           1.41%1
     Ratio of net investment income (loss)
       to average net assets:                                           0.47%1
     Portfolio turnover rate                                           17.58%


1 Annualized

* The StockCar Stocks Index Fund commenced operations on October 1, 1998.

                       See notes to financial statements.

STOCKCAR STOCKS INDEX FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS (UNAUDITED)
MARCH 31, 1999

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     StockCar Stocks Mutual Fund, Inc. (the "Company") was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the "Fund"). The Company is registered as a no-load, open-end diversified management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment strategy is to emphasize growth of capital and current income. The Fund became effective with the SEC on September 16, 1998 and commenced operations on October 1, 1998.

     The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by StockCar Stocks Advisors, LLC (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not rated on the valuation date are value at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment manager under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realize capital gains in order to relieve the Fund from all federal income taxes.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles.

d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and

STOCKCAR STOCKS INDEX FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1999

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED)

liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ form those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended March 31, 1999 were as follows:

                                                    SHARES        AMOUNT
     Sold .................................         93,737     $ 1,577,947
     Redeemed .............................         (7,468)       (113,522)
                                               -----------     -----------
     Net Increase .........................         86,269     $ 1,464,425
                                               ===========     ===========

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended March 31, 1999, were as follows:

     Purchases:
            U.S. Government ...............     $        0
            Other .........................      1,516,067
     Sales:
            U.S. Government ...............              0
            Other .........................        139,954

     At March 31, 1999, gross unrealized appreciation of investments for tax purposes were as follows:

     Appreciation .........................      $ 167,056
     Depreciation .........................        (51,147)
                                                 ---------
     Net appreciation on investments ......      $ 115,909
                                                 =========

STOCKCAR STOCKS INDEX FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
MARCH 31, 1999

3.   INVESTMENT TRANSACTIONS- (CONTINUED)

     At March 31, 1999, the cost of investments for federal income tax purposes was $1,469,419.

4.   AGREEMENTS

     The Fund has entered into a Management Agreement with StockCar Stocks Advisors, LLC (the "Advisor") to provide investment management services to the Fund, pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.91% as applied to the Fund's daily net assets.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but no limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. services as underwriter/distributor of the Fund.

     First Union  National  Bank,  Philadelphia,  PA serves as custodian for the
Fund.